STATE OF MISSOURI)
)
ST. LOUIS COUNTY)

ORDINANCE NO. 24,183

BILL NO. ______

RESOLUTION NO. ______

OTHER: ______

*I, **GENEVIEVE M. FRANK**, County Clerk in and for said County, hereby certify the attached document(s) identified above to be a true copy of records on file in the Office of the County Clerk.*

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of said County at Office in Clayton, this 16th day of November, 2009.

GENEVIEVE M. FRANK
COUNTY CLERK

By ______
JEANETTE O. HOOK
Deputy County Clerk

BILL NO. 305, 2009

ORDINANCE NO. 24,183, 2009

Introduced by Councilmember Wasinger

AN ORDINANCE

RELATING TO CERTAIN EXISTING AGREEMENTS ENTERED INTO BY ST. LOUIS COUNTY, MISSOURI, IN CONNECTION WITH THE ISSUANCE OF ITS TAXABLE INDUSTRIAL REVENUE BONDS (EDWARD JONES DES PERES PROJECT), SERIES 2008, IN A PRINCIPAL AMOUNT NOT TO EXCEED $145,000,000.00 FOR THE PURPOSE OF PROVIDING FUNDS TO PAY THE COSTS OF PURCHASING AND CONSTRUCTING A FACILITY FOR AN INDUSTRIAL DEVELOPMENT PROJECT IN THE COUNTY; AUTHORIZING THE COUNTY TO ENTER INTO CERTAIN AGREEMENTS AND TO TERMINATE CERTAIN OTHER AGREEMENTS IN CONNECTION WITH THE PRIVATE FINANCING FOR THE PROJECT; AND AUTHORIZING THE COUNTY TO TAKE CERTAIN OTHER ACTIONS IN CONNECTION THEREWITH.

WHEREAS, St. Louis County, Missouri, a constitutional charter county and political subdivision of the State of Missouri (the "*County*"), is authorized and empowered pursuant to the provisions of Article VI, Section 27(b) of the Missouri Constitution, Sections 100.010 through 100.200, inclusive, of the Revised Statutes of Missouri (RSMo) (collectively, the "*Act*"), and the County Charter, to purchase, construct, extend and improve certain projects (as defined in Section 100.010 RSMo) and to issue industrial development revenue bonds for the purpose of providing funds to pay the costs of such projects and to lease or otherwise dispose of such projects to private persons or corporations for manufacturing, commercial, warehousing and industrial development purposes upon such terms and conditions as the County shall deem advisable; and

WHEREAS, pursuant to the Act the County approved a Plan for a proposed industrial development project (the "*Project*") which: (i) includes construction and equipping of a new addition to an existing office building and a new parking structure to accommodate the new addition for use by The Jones Financial Companies, L.L.L.P., a Missouri limited liability limited partnership, its successors and assigns ("*JFC*"), including its affiliates EDJ Leasing Co. L.P., a Missouri limited partnership, its successors and assigns ("*EDJ Leasing*") and Edward D. Jones & Co. L.P., a Missouri limited partnership, its successors and assigns ("*EDJ Co*" and together with JFC and EDJ Leasing, "*Edward Jones*"), (ii) is an expansion of Edward Jones' existing headquarters and existing parking structure (the "*Existing Facilities*"), and (iii) will be constructed on a tract of land (the "*Existing Facilities Site*") consisting of approximately 13 acres located at 12555 Manchester Road, which is wholly within the boundaries of the City of Des Peres (the "*City*") and St. Louis County, Missouri and on which the Existing Facilities are located; and

WHEREAS, pursuant to Ordinance No. 23,622, adopted by the County Council of the County on May 27, 2008, the County authorized the issuance of its (i) Taxable Industrial Revenue Bonds (Edward Jones Des Peres Project - Project Improvements), Series 2008A, (the "*2008A Bonds*"), for the purpose of providing funds to pay the costs of the Project Improvements; (ii) Taxable Industrial Revenue Bonds (Edward Jones Des Peres Project -

Tenant Improvements), Series 2008B, the "*2008B Bonds*"), for the purpose of providing funds to pay the costs of the Tenant Improvements; and (iii) Taxable Industrial Revenue Bonds (Edward Jones Des Peres Project - Project Equipment), Series 2008C, (the "*2008C Bonds*" and together with the 2008A Bonds and the 2008B Bonds, the "*Bonds*"), for the purpose of providing funds to pay the costs of the Project Equipment; and

WHEREAS, the County (i) executed and delivered a trust indenture (the "*2008A Indenture*") with Commerce Bank, N.A., Kansas City, Missouri, as Trustee (the "*Trustee*"), for the purpose of issuing and securing the 2008A Bonds, (ii) entered into a lease agreement with EDJ Leasing (the "*2008A Lease*"), under which the County leased the Existing Facilities Site and Project Improvements to EDJ Leasing, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the 2008A Bonds as the same become due, and (iii) entered into a Future Advance Deed of Trust and Security Agreement (the "*2008A Mortgage*") among the County, the mortgage trustee named therein and the Trustee, under which the County pledged its interest in the Existing Facilities Site (including the Existing Facilities) and Project Improvements as security for the 2008A Bonds; and

WHEREAS, the County (i) executed and delivered a trust indenture (the "*2008B Indenture*") with the Trustee, for the purpose of issuing and securing the 2008B Bonds, and (ii) entered into a lease agreement the "*2008B Lease*") with EDJ Co, under which the County leased the Tenant Improvements to EDJ Co, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the 2008B Bonds as the same become due; and

WHEREAS, the County (i) executed and delivered a trust indenture with the Trustee (the "*2008C Indenture*" and together with the 2008A Indenture and the 2008B Indenture, the "*Indentures*" and each an "*Indenture*") for the purpose of issuing and securing the 2008C Bonds, and (ii) entered into a lease agreement (the "*2008C Lease*" and together with the 2008A Lease and the 2008B Lease, the "*Leases*" and each a "*Lease*") with EDJ Co, under which the County leased the Project Equipment to EDJ Co, all in consideration of Rental Payments, which are to be sufficient to pay the principal of and interest on the 2008C Bonds as the same become due; and

WHEREAS, the County and Edward Jones, entered into a Performance Agreement (the "*2008 Performance Agreement*") under which Edward Jones agreed to maintain existing jobs and create and maintain new jobs in the County through the Lease term and agreed to make certain payments (the "*Payments*") to the County in consideration of the County issuing the Bonds; and

WHEREAS, in connection with the issuance of the Bonds, the County and Edward Jones entered into an Indemnity Agreement (the "*2008 Indemnity Agreement*") under which Edward Jones provided certain indemnities regarding Hazardous Materials; and

WHEREAS, Edward Jones has requested the County to enter into certain amendments to the above-referenced documents and to enter into certain additional documents to facilitate private financing of the Project; and

WHEREAS, the County Council of the County finds and determines that it is necessary and desirable that the County

take certain actions and approve the execution of certain documents as herein provided;

NOW, THEREFORE,

BE IT ORDAINED BY THE COUNTY COUNCIL OF ST. LOUIS COUNTY, MISSOURI, AS FOLLOWS:

SECTION 1. Authorization of Documents. The County is hereby authorized to enter into the following documents (collectively the "*Amended Bond Documents*"), in substantially the forms attached hereto and incorporated herein by reference, with such changes therein as shall be approved by the officers of the County executing such documents, such officers' signatures thereon being conclusive evidence of their approval and the County's approval thereof to address certain rights and obligations of the parties pursuant to such documents:

(a) Performance Agreement Regarding Jobs, by and among the County and Edward Jones.

(b) Performance Agreement Regarding Obligations (Des Peres Project - 2008A Bonds and 2008B Bonds), by and among the County and Edward Jones relating to tax and other indemnification with respect to the 2008A Bonds and the 2008B Bonds.

(c) Performance Agreement Regarding Obligations (Des Peres Project - 2008C Bonds), by and among the County and Edward Jones relating to tax and other indemnification with respect to the 2008C Bonds.

(d) First Supplemental Indenture (Des Peres - 2008A Bonds), between the County and the Trustee.

(e) First Supplemental Indenture (Des Peres - 2008B Bonds), between the County and the Trustee.

(f) First Supplemental Indenture (Des Peres - 2008C Bonds) between the County and the Trustee.

(g) First Amendment to Lease Agreement (Des Peres - 2008A Bonds), between the County and EDJ Leasing.

(h) First Amendment to Lease Agreement (Des Peres - 2008B Bonds), between the County and EDJ Co.

(i) First Amendment to Lease Agreement (Des Peres Series - 2008C Bonds), between the County and EDJ Co.

(j) Amended and Restated Indemnity Agreement (Des Peres Project - 2008A Bonds and 2008B Bonds) related to the Real Property portion of the Project.

(k) Amended and Restated Indemnity Agreement (Des Peres Project - 2008C Bonds) related to the Personal Property portion of the Project.

(l) Deed of Trust mortgaging the Project Site, Project Improvements and Tenant Improvements to secure the 2008A Bonds and the 2008B Bonds.

(m) Security Agreement creating a security interest in the Project Equipment to secure the 2008C Bonds.

From and after the execution and delivery of the Amended Bond Documents the rights and obligations of the parties under the 2008 Performance Agreement shall terminate.

SECTION 2. Execution of Documents. The County Executive is hereby authorized and directed to execute and deliver the Amended Bond Documents and such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance for and on behalf of and as the act and deed of the County. The Administrative Director of the County is hereby authorized and directed to attest to the Amended Bond Documents, and such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance.

SECTION 3. Further Authority.

a) The County shall, and the officers, agents and employees of the County are hereby authorized and directed to, take such further action, and execute such other documents, certificates and instruments as may be necessary or desirable to carry out and comply with the intent of this Ordinance, to carry out the acquisition, construction and furnishing of the Project, and to carry out, comply with and perform the duties of the County with respect to the Bonds. The County Executive is hereby authorized, through the term of the Lease), to execute all documents on behalf of the County (including documents pertaining to the transfer of property and certificates regarding default and estoppel) as may be required to carry out and comply with the intent of this Ordinance and the Amended Bond Documents.

b) The County shall, and the officers, agents and employees of the County are hereby authorized and directed to, take such further action, and execute such other documents, certificates and instruments as may be necessary or desirable in connection with the filing of any subdivision plats of the Existing Facilities Site or the Project Site, to confirm and grant or release the County's fee interest (and the Trustee's interests under the Deed or Trust or the Security Agreement) as to any easement, license, right-of-way or other right or privilege, as authorized in the Leases, and to release and convey any portion of the Existing Facilities Site or the Project Site which is not needed for the Project.

SECTION 4. Effective Date. This Ordinance shall be in full force and effect in accordance with the provisions of the County Charter.

ADOPTED: NOVEMBER 10, 2009

Hazel M. Erby
CHAIR, COUNTY COUNCIL

APPROVED: NOVEMBER 12, 2009

Charlie A. Dooley
COUNTY EXECUTIVE

ATTEST: [signature]
ADMINISTRATIVE DIRECTOR

APPROVED AS TO LEGAL FORM:

[signature]
COUNTY COUNSELOR